Transactions with Related Parties	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Transactions with Related Parties	Transactions with Related Parties
Transactions with related parties were as follows:

	Year Ended December 31,
	2018	2017	2016
Revenues:
Sales of CO2 to Sandhill Group, LLC (1)	$1,233	$2,820	$3,097
Revenues from services and fees to Poseidon Oil Pipeline Company, LLC (2)	12,557	12,357	10,844
Revenues from product sales to ANSAC	373,606	124,536	—

Expenses:
Amounts paid to our CEO in connection with the use of his aircraft	$660	$660	$660
Charges for products purchased from Poseidon Oil Pipeline Company, LLC (2)	994	986	1,007
Charges for services from ANSAC	5,284	2,242	—

(1)	We owned a 50% interest in Sandhill Group, LLC which was sold in the third quarter of 2018.

(2)	We own a 64% interest in Poseidon Oil Pipeline Company, LLC.
Our CEO, Mr. Sims, owns an aircraft which is used by us for business purposes in the course of operations. We pay Mr. Sims a fixed monthly fee and reimburse the aircraft management company for costs related to our usage of the aircraft, including fuel and the actual out-of-pocket costs. Based on current market rates for chartering of private aircraft under long-term, priority arrangements with industry recognized chartering companies, we believe that the terms of this arrangement are no worse than what we could have expected to obtain in an arms-length transaction.
Transactions with Unconsolidated Affiliates
Poseidon
We provide management, administrative and pipeline operator services to Poseidon under an Operation and Management Agreement . Currently, that agreement renews automatically annually unless terminated by either party (as defined in the agreement). Our revenues for the years ended December 31, 2018, 2017 and 2016 reflect $8.6 million, $8.4 million and $7.9 million, respectively, of fees we earned through the provision of services under that agreement. At December 31, 2018, and 2017, Poseidon Oil Pipeline Company, LLC owed us $2.4 million and $2.2 million, respectively, for services rendered.
ANSAC
We (through a subsidiary of our Alkali Business) are a member of the American Natural Soda Ash Corp. (ANSAC), an organization whose purpose is promoting and increasing the use and sale of natural soda ash and other refined or processed sodium products produced in the U.S. and consumed in specified countries outside of the U.S. Members sell products to ANSAC to satisfy ANSAC’s sales commitments to its customers. ANSAC passes its costs through to its members using a pro rata calculation based on sales. Those costs include sales and marketing, employees, office supplies, professional fees, travel, rent, and certain other costs. Those transactions do not necessarily represent arm's length transactions and may not represent all costs we would otherwise incur if we operated the Alkali Business on a stand-alone basis. We also benefit from favorable shipping rates for our direct exports when using ANSAC to arrange for ocean transport.
Net sales to ANSAC were $373.6 million and $124.5 million for the years ended December 31, 2018 and 2017. The costs charged to us by ANSAC, included in operating costs, were $5.3 million and $2.2 million for the year ended December 31, 2018 and 2017. The 2017 period includes net sales and costs from September 1, 2017 (our acquisition date) to December 31, 2017.
As of December 31, 2018 and 2017, our receivables from and payables to ANSAC were:

	December 31	December 31
	2018	2017
Receivables:
ANSAC	$60,594	$74,490
Payables:
ANSAC	$815	$1,223

ANSAC is considered a variable interest entity (VIE) as we do experience certain risks and rewards from our relationship with them. As we do not exercise control over ANSAC and are not considered its primary beneficiary, we do not consolidate ANSAC.